UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 28, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N)

       Lehman XS Trust, Series 2007-18N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01.	Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139693 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $535,249,000 in aggregate principal amount of the Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 2-A3, Class AX, Class AF2, Class AF3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 (the “Public Certificates”) of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N on September 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 16, 2007, as supplemented by the Prospectus Supplement, dated September 27, 2007, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Public Certificates, a form of which was filed as an exhibit to the Registration Statement.

On September 28, 2007, the following classes of certificates (the “Private Certificates”) in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Class Principal Amount
Class 1-AP	$1000
Class 2-AP	$1000
Class C	N/A
Class X	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the trust fund assets.

The Public Certificates and the Private Certificates (together the “Certificates”) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”), and U.S. Bank National Association, as trustee (the “Trustee”). The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of two pools of conventional, first lien, adjustable rate, fully amortizing, hybrid negative amortization residential mortgage loans with an aggregate outstanding principal balance of approximately $544,789,037 as of September 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Terms Agreement, dated September 26, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated September 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee.

4.2	Exchange Trust Agreement, dated September 1, 2007, among Structured Asset Securities Corporation, as Depositor and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated September 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated September 1, 2007, between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP.

99.3	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.4	Servicing Agreement, dated September 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.5
ISDA Master Agreement and Schedule, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

99.6
Swap Agreement Confirmation, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

99.7	Cap Agreement Confirmation, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

99.8
ISDA Credit Support Annex to the ISDA Master Agreement, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: October 12, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated September 26, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated September 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and U.S. Bank National Association, as Trustee.

4.2	Exchange Trust Agreement, dated September 1, 2007, among Structured Asset Securities Corporation, as Depositor and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated September 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated September 1, 2007, between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP.

99.3	Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.4	Servicing Agreement, dated September 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.5
ISDA Master Agreement and Schedule, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

99.6
Swap Agreement Confirmation, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

99.7	Cap Agreement Confirmation, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.

99.8
ISDA Credit Support Annex to the ISDA Master Agreement, dated as of September 28, 2007, by and between HSBC Bank USA, National Association and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-18N.